Exhibit 99.2

LETTER OF TRANSMITTAL
OF
CITIZENS REPUBLIC BANCORP, INC.

OFFER TO EXCHANGE

Common Shares of Citizens Republic Bancorp, Inc.
for any and all
5.75% Subordinated Notes due 2013,
(such series of securities, collectively, the “Subordinated Notes”)

Pursuant to, and subject to the terms and conditions described in, the Prospectus dated July 31, 2009 and this
Letter of Transmittal

Dated July 31, 2009

This Exchange Offer will expire at 11:59 p.m., New York City time, on September 14, 2009, unless extended or earlier terminated (such time and date, the “Expiration Date”). If you choose to tender and wish to receive the consideration specified in the Prospectus dated July 31, 2009 (as may be amended or supplemented from time to time, the “Prospectus”), you must validly tender and not validly withdraw your Subordinated Notes on or prior to the Expiration Date. You may withdraw your tender of Subordinated Notes at any time on or prior to the Expiration Date. This Letter of Transmittal need not be completed by Holders tendering Subordinated Notes by ATOP (as hereinafter defined).

The Exchange Agent for the Exchange Offer is:

D.F. King & Co., Inc.

By Hand, Mail, or Overnight Delivery (Registered or Certified Mail Recommended):		By Facsimile (for Eligible Institutions only):

48 Wall Street, 22nd Floor New York, New York 10005 Attn: Mark Fahey		(212) 809-8838 Attn: Mark Fahey

Confirm by Telephone: (212) 232-2228

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Prospectus.

Questions and requests for assistance relating to the procedures for tendering Subordinated Notes and requests for additional copies of the Prospectus, and this Letter of Transmittal may be directed to the Information Agent at its address and telephone numbers on the back cover of this Letter of Transmittal.

This Letter of Transmittal and the instructions hereto (this “Letter of Transmittal”), the Prospectus (together with this Letter of Transmittal, as amended from time to time, the “Offer Documents”) constitute an offer (the “Exchange Offer”) by Citizens Republic Bancorp, Inc. (the “Company”) to exchange the Company’s newly issued common shares, no par value (the “Common Shares”) for any and all of the $125,000,000 in aggregate principal amount of the outstanding Subordinated Notes of the Company, on the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.

Our obligation to exchange Common Shares for Subordinated Notes in the Exchange Offer is subject to a number of conditions that must be satisfied or, if permissible under applicable law, waived by us, including among others (i) that our shareholders have approved a proposal to amend our amended and restated articles of incorporation to increase the number of authorized shares of common stock from 150 million to 1,050 million at a special meeting of shareholders to be held on September 9, 2009, (ii) that there has been no change or development that in our reasonable judgment may materially reduce the anticipated benefits to us of the Exchange Offer or that has had, or could reasonably be expected to have, a material adverse effect on us, our businesses, condition (financial or otherwise) or prospects, and (iii) that our shareholders have approved of the issuance of Common Shares in exchange for the Subordinated Notes in accordance with Nasdaq Marketplace Rule 5635. Our obligation to exchange is not subject to any minimum tender condition.

All of the Subordinated Notes are held in book-entry form, and all of the Subordinated Notes are currently represented by one or more global certificates held for the account of The Depository Trust Company (“DTC”).

This Letter of Transmittal may be used by a DTC participant whose name appears on a security position listing such participant as the owner of the Subordinated Notes (each, a “Holder” and, collectively, the “Holders”) who desires to tender such Subordinated Notes pursuant to the Exchange Offer. Pursuant to authority granted by DTC, if you are a DTC participant who has Subordinated Notes credited to your DTC account, you may directly tender your Subordinated Notes in the Exchange Offer as though you were a registered holder of the Subordinated Notes. DTC participants that wish to accept the Exchange Offer may tender their Subordinated Notes by (i) validly transmitting their acceptance to DTC through DTC’s Automated Tender Offer Program (“ATOP”) or (ii) completing, signing and dating this Letter of Transmittal according to the instructions set forth in the Offer Documents and delivering it together with any signature guarantees and other required documents to the Exchange Agent at its address set forth in this Letter of Transmittal. In addition, either:

•	the Exchange Agent must receive, prior to the Expiration Date, a properly transmitted Agent’s Message; or

•	the Exchange Agent must receive, prior to the Expiration Date, a timely confirmation of book-entry transfer of such Securities into the Exchange Agent’s account at DTC according to the procedure for book-entry transfer described below, this Letter of Transmittal and any other documents required by this Letter of Transmittal.

The Exchange Agent and DTC have confirmed that Subordinated Notes are eligible to be tendered through ATOP. To tender Subordinated Notes eligible for ATOP, DTC participants may, in lieu of physically completing and delivering this Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an Agent’s Message to the Exchange Agent for its acceptance. The confirmation of a book-entry transfer into the Exchange Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” Delivery of documents to DTC does not constitute delivery to the Exchange Agent. The term “Agent’s Message” as used herein means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

In the event that the Exchange Offer is withdrawn, terminated or otherwise not completed, none of the validly tendered Subordinated Notes will be exchanged for Common Shares, and any Subordinated Notes tendered by you will be credited to your account.

The Exchange Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders should carefully review such information.

The Exchange Offer is not being made to, nor will tenders of Subordinated Notes be accepted from or on behalf of, Holders in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

If you hold your Subordinated Notes through a broker dealer, commercial bank, trust company or other nominee, you should contact such nominee promptly and instruct them to tender Subordinated Notes on your behalf. The instructions included with this Letter of Transmittal must be followed.

Holders who wish to tender their Subordinated Notes using this Letter of Transmittal must complete the box below entitled “Method of Delivery” and complete the box below entitled “Description of Subordinated Notes Tendered” and sign in the appropriate box below.

WE ARE NOT PROVIDING FOR GUARANTEED DELIVERY PROCEDURES AND THEREFORE YOU MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING NORMAL BUSINESS HOURS OF DTC ON OR PRIOR TO THE EXPIRATION DATE. IF YOU HOLD YOUR SUBORDINATED NOTES THROUGH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE, YOU SHOULD CONSIDER THAT SUCH ENTITY MAY REQUIRE YOU TO TAKE ACTION WITH RESPECT TO THE EXCHANGE OFFER A NUMBER OF DAYS BEFORE THE EXPIRATION DATE IN ORDER FOR SUCH ENTITY TO TENDER SUBORDINATED NOTES ON YOUR BEHALF ON OR PRIOR TO THE EXPIRATION DATE. TENDERS NOT RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE WILL BE DISREGARDED AND OF NO EFFECT.

TREASURY DEPARTMENT CIRCULAR 230

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, EACH PERSON RECEIVING THIS LETTER OF TRANSMITTAL IS HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY HOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON HOLDERS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY US IN CONNECTION WITH THE EXCHANGE OFFER; AND (C) TENDERING HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

METHOD OF DELIVERY

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

List below the Subordinated Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Subordinated Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted. This Letter of Transmittal need not be completed by Holders tendering Subordinated Notes by ATOP.

DESCRIPTION OF SUBORDINATED NOTES TENDERED
Name(s) and Address(es) of
Holder(s) (Please fill in, if	Aggregate Principal	Principal Amount
blank)	Amount Represented	Tendered*

Total Principal Amount of Subordinated Notes

* Unless otherwise indicated in the column labeled “Principal Amount Tendered” and subject to the terms and conditions of the Exchange Offer, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Subordinated Notes indicated in the column labeled “Aggregate Principal Amount Represented. ”See Instruction 2.

The names and addresses of the Holders should be printed exactly as they appear on a security position listing such participant as the owner of the Subordinated Notes.

If you do not wish to tender your Subordinated Notes, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of the Prospectus, dated July 31, 2009 (the “Prospectus”), of Citizens Republic Bancorp, Inc. (the “Company”), and this Letter of Transmittal and instructions hereto (the “Letter of Transmittal” and, together with the Prospectus, as amended from time to time, the “Offer Documents”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange the Company’s newly issued common shares, without par value (the “Common Shares”) for any and all of the $125,000,000 in aggregate principal amount of the outstanding 5.75% Subordinated Notes due 2013 of the Company (the “Subordinated Notes”), on the terms and subject to the conditions set forth in the Offer Documents.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Subordinated Notes indicated above.

Subject to, and effective upon, the acceptance for exchange of, and payment for, the principal amount of Subordinated Notes tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Subordinated Notes that are being tendered hereby, waives any and all other rights with respect to such Subordinated Notes, and releases and discharges the Company from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, such Subordinated Notes, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional interest with respect to such Subordinated Notes (other than any accrued and unpaid interest up to, but excluding, the date of settlement of the Exchange Offer (the “Accrued Interest”)) or to participate in any redemption of such Subordinated Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Exchange Agent also acts as the agent of the Company, with respect to such Subordinated Notes, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) transfer ownership of such Subordinated Notes on the account books maintained by DTC to, or upon the order of, the Company and (2) receive all benefits and otherwise exercise all rights of beneficial ownership of such Subordinated Notes, all in accordance with the terms of and conditions to the Exchange Offer as described in the Offer Documents.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the Subordinated Notes tendered hereby, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Subordinated Notes and all evidences of transfer and authenticity to, or transfer ownership of such Subordinated Notes on the account books maintained by DTC and the registrar to, or upon the order of, the Company, (ii) present such Subordinated Notes for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Subordinated Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Offer Documents.

The undersigned understands and acknowledges that the Exchange Offer will expire at 11:59 p.m., New York City time, on September 14, 2009 (unless we extend it or terminate it early). In order to receive the applicable Early Tender Premium Value, holders must tender by 5:00 p.m., New York City time, on August 13, 2009 (unless we extend that deadline) (the “Early Tender Premium Deadline”), which is the tenth business day following commencement of the Exchange Offer. If you tender your Subordinated Notes on or prior to the Early Tender Premium Deadline, you will be entitled to receive a number of Common Shares per $1,000 principal amount with a value equal to the sum of (i) the applicable Exchange Value and (ii) the Early Tender Premium Value set forth in the Offer Documents. If you tender your Subordinated Notes after the Early Tender Premium Deadline, you will be entitled to receive a number of Common Shares per $1,000 principal amount with a value equal only to the applicable Exchange Value for your Subordinated Notes as set forth in the Offer Documents. In addition, the undersigned understands and acknowledges that, in order to receive the Common Shares offered in exchange for the Subordinated Notes, the undersigned must have tendered (and not withdrawn) Subordinated Notes on or prior to the expiration date of the Exchange Offer. The undersigned understands and acknowledges that the undersigned may withdraw any Subordinated Notes tendered at any time prior to the expiration of the Exchange Offer.

Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that Common Shares issued in exchange for tendered Subordinated Notes and checks for payment of any Accrued Interest to be made in connection with the Exchange Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Subordinated Notes representing principal amounts not tendered or not accepted for exchange be credited to such DTC participant’s account. In the event that the “Special Payment Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Subordinated Notes representing principal amounts not tendered or not accepted for exchange, Common Shares issued in exchange for validly tendered and accepted Subordinated Notes, and checks for payment of any Accrued Interest be issued in the name(s) of and be delivered to, the person(s) at the addresses so indicated, as applicable.

The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Subordinated Notes from the name of the Holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Subordinated Notes so tendered.

The undersigned understands that none of the Company, the Exchange Agent, the Information Agent, the dealer managers or any other person, nor any of their directors or officers or agents, is under any duty to give notification of any defects or irregularities in the tender of any Subordinated Notes or will incur any liability for failure to give such notification.

Tenders of Subordinated Notes may be withdrawn at any time on or prior to the Expiration Date. In the event of a termination of any of the Exchange Offer, the respective tendered Subordinated Notes will promptly be credited to such Holder’s account through DTC and such Holder’s DTC participant, unless otherwise indicated under “Special Delivery Instructions.”

For a withdrawal of a tender of Subordinated Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at or prior to the withdrawal date, by mail, fax or hand delivery or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (a) specify the name of the person who tendered the Subordinated Notes to be withdrawn and the name of the DTC participant whose name appears on the security position listing as the owner of such Subordinated Notes, if different from that of the person who deposited the Subordinated Notes, (b) contain the aggregate principal amount represented by the Subordinated Notes to be withdrawn, (c) unless transmitted through ATOP, be signed by the Holder thereof in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantee(s), and (d) if the Letter of Transmittal was executed by a person other than the DTC participant whose name appears on a security position listing as the owner of Subordinated Notes, be accompanied by a properly completed irrevocable proxy that authorized such person to effect such withdrawal on behalf of such holder.

The undersigned understands that tenders of Subordinated Notes pursuant to any of the procedures described in the Offer Documents and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The undersigned hereby represents and warrants the following:

•	the undersigned has full power and authority to tender, sell, exchange, assign and transfer the Subordinated Notes;

•	the undersigned is not the Company’s “affiliate” as defined below; and

•	when the Company accepts the tendered Subordinated Notes for exchange, it will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or rights.

As used herein, “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Subordinated Notes tendered thereby.

For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Subordinated Notes, or defectively tendered Subordinated Notes with respect to which the Company has waived such defect, if, as and when the Company gives oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent.

The undersigned understands that, as set forth in the Prospectus, the Company will not be required to accept for exchange any of the Subordinated Notes tendered.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Subordinated Notes is not effective, and the risk of loss of the Subordinated Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of (1) timely confirmation of a book-entry transfer of such Subordinated Notes into the Exchange Agent’s account at DTC pursuant to the procedures set forth in the Prospectus, (2) a properly transmitted Agent’s Message through ATOP and (3) all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Subordinated Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

PLEASE SIGN BELOW—To Be Completed By All Tendering Holders

This Letter of Transmittal must be signed by the Holder, exactly as his, her, its or their name(s) appear(s) as a DTC participant on a security position listing such participant as the owner of the Subordinated Notes or by stock powers transmitted with this Letter of Transmittal. Endorsements on Subordinated Notes and signatures on stock powers by Holders not executing this Letter of Transmittal must have a guarantee by a Medallion Signature Guarantor. See Instruction 3 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3 below.

X

X
(Signature of Holders (s) or Authorized Signatory)

Date:	, 2009

Name(s):
(Please Print)

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone Number:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN AND
SIGNATURE GUARANTEE, IF REQUIRED (See Instruction 3 below)
Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor)

(Address (including zip code) and Telephone Number (including area code) of Medallion Signature Guarantor)

(Authorized Signature)

(Printed Name)

(Title)

Date:  , 2009

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 2, 3, 4, 5 and 6)

To be completed ONLY if the Common Shares issued in exchange for tendered Subordinated Notes and checks for payment of Accrued Interest are to be issued to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of the Subordinated Notes Tendered” within this Letter of Transmittal.

Pay the Common Shares issued in exchange for tendered Subordinated Notes and checks for payment of Accrued Interest to:

Name
(Please Print)

Address
(Including Zip Code)

(Taxpayer Identification Number or Social Security Number)

(See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2, 3, 4, 5 and 6)

To be completed ONLY if Subordinated Notes in a principal amount not tendered or not accepted for exchange are to be credited to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

Name
(Please Print)

Address
(Including Zip Code)

(Taxpayer Identification Number or Social Security Number)

Credit un-exchanged Subordinated Notes delivered by book-entry transfer to the DTC account set forth below:

DTC Account Number:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Book-Entry Confirmations; Withdrawal of Tenders. This Letter of Transmittal is to be used by each Holder to tender Subordinated Notes through book-entry transfer to the Exchange Agent’s account at DTC, if instructions are not being transferred through ATOP. The method of delivery of this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of Holders, and delivery will be deemed made when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent at or prior to such date. No alternative, conditional or contingent tenders of the Subordinated Notes will be accepted. This Letter of Transmittal should be sent only to the Exchange Agent. Delivery of documents to DTC, a Dealer Manager or the Company does not constitute delivery to the Exchange Agent.

All of the Subordinated Notes were issued in book-entry form, and all of the Subordinated Notes are currently represented by one or more global certificates held for the account of DTC. The Exchange Agent and DTC have confirmed that the Subordinated Notes are eligible for ATOP. To tender Subordinated Notes eligible for ATOP, DTC participants may, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an Agent’s Message to the Exchange Agent for its acceptance. The confirmation of a book-entry transfer into the Exchange Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation”. Delivery of documents to DTC does not constitute delivery to the Exchange Agent. The term “Agent’s Message” as used herein means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

Holders desiring to tender Subordinated Notes on the Expiration Date through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC.

All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, or delivery of an Agent’s Message through ATOP, waive any right to receive notice of the acceptance of their Subordinated Notes for exchange.

Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer must give written notice of withdrawal, delivered by mail, hand delivery or manually signed facsimile transmission, or a properly transmitted “Request Message” through ATOP, which notice must be received by the Exchange Agent at its address set forth on the back cover of this Letter of Transmittal on or prior to the Expiration Date. In order to be valid, a notice of withdrawal must include the items listed in the Prospectus. Holders may not rescind withdrawals of tendered Subordinated Notes. However, validly withdrawn Subordinated Notes may be retendered by following the procedures therefor described elsewhere in the Prospectus at any time on or prior to the Expiration Date.

2. Partial Tenders. Valid tenders of Subordinated Notes pursuant to the Exchange Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Subordinated Notes is tendered, the tendering Holder must complete the principal amount tendered in the column of the box entitled “Description of Subordinated Notes Tendered” herein. The entire principal amount (or principal amounts at maturity, as applicable) for all Subordinated Notes transferred to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. If the entire principal amount (or principal amounts at maturity, as applicable) of all Subordinated Notes is not tendered or not accepted for exchange, Subordinated Notes representing such untendered amount will be returned by credit to the account at DTC designated herein, unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 3), promptly after the Settlement Date.

3. Signatures on this Letter of Transmittal; Guarantee of Signatures. This Letter of Transmittal must be signed by the DTC participant whose name is shown as the owner of the Subordinated Notes tendered hereby and the signature must correspond with the name shown on the security position listed as the owner of the Subordinated Notes.

If any of the Subordinated Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any Subordinated Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names.

A Holder does not need to provide a separate stock power if:

•	this Letter of Transmittal is signed by the Holder;

•	any principal amount of Subordinated Notes that is not tendered or not accepted for exchange or any Common Shares issued in exchange for validly tendered and accepted Subordinated Notes is to be credited to the account of the Holder at DTC; and

•	any checks for payment of Accrued Interest to be made in connection with the Exchange Offer are to be issued to the order of the Holder.

In any case other than those listed above, the Holder must transmit a separate properly completed stock power with this Letter of Transmittal exactly as the name(s) of the Holder(s) appear(s) on such DTC participant’s security position listing, with the signature on the endorsement or stock power guaranteed by a Medallion Signature Guarantor, unless such stock powers are executed by a Medallion Signature Guarantor.

If this Letter of Transmittal or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company and the Exchange Agent of their authority so to act must be submitted with this Letter of Transmittal.

Signatures on stock powers provided in accordance with this Instruction 3 by Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

No signature guarantee is required for the tender or withdrawal of Subordinated Notes if (a) this Letter of Transmittal is signed by a DTC participant whose name appears on a security position listing as the owner of the Subordinated Notes and neither the “Special Payment Instructions” box nor the “Special Delivery Instructions” box of this Letter of Transmittal has been completed or (b) such Subordinated Notes are tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank, trust company or other nominee having an office or correspondent in the United States. In all other cases, all signatures on Letters of Transmittal and signatures on stock powers, if any, accompanying Subordinated Notes must be guaranteed by a recognized participant in the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”).

4. Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Subordinated Notes for principal amounts not tendered or not accepted for exchange, Common Shares issued in exchange for validly tendered and accepted Subordinated Notes, and checks for payment of Accrued Interest to be made in connection with the Exchange Offer are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number (collectively, the “TIN”) of the person named must also be indicated and satisfactory evidence of the payment of transfer taxes or exemption therefrom must be submitted. If no instructions are given (a) delivery of the Common Shares issued in exchange for tendered Subordinated Notes and checks for payment of any Accrued Interest to be made in connection with the Exchange Offer will be made to and (b) Subordinated

Notes not tendered or not accepted for exchange will be credited back to, such DTC participant’s account. The Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Subordinated Notes from the name of the Holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Subordinated Notes or if the Holder(s) does not present satisfactory evidence of payment of any taxes that may be payable as a consequence of the payment or delivery requested by the Holder(s) completing the “Special Payment Instructions” and/or “Special Delivery Instructions” boxes.

5. TIN and Backup Withholding. U.S. federal income tax law generally requires that a tendering Holder whose tendered Subordinated Notes are accepted for exchange must provide the Exchange Agent (as payor) with such Holder’s correct TIN, which, in the case of a Holder who is an individual, is generally such Holder’s social security number, or otherwise establish an exemption from backup withholding. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding in an amount equal to 28% of the amount of any reportable payments pursuant to the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

To prevent backup withholding, each tendering Holder that is a U.S. person must provide such Holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. Such Holder must also certify that such Holder is a “U.S. person” as defined under the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations.

If a Holder that is a U.S. person does not have a TIN, such Holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for directions on applying for a TIN, write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9 attached herein, and sign and date the Substitute Form W-9. If the Holder does not provide such Holder’s TIN to the Exchange Agent by the date any reportable payments are due, the payments will be subject to backup withholding at a rate of 28%. Note: Writing “Applied For” on the form means that the Holder has already applied for a TIN or that such Holder intends to apply for one in the near future.

If the Subordinated Notes are held in more than one name or are not in the name of the actual owner, consult the Guidelines for information on which TIN to report.

Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder that is a U.S. person should check the box titled “Exempt from backup withholding” after the name and address lines of Substitute Form W-9. See the Guidelines for additional directions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed applicable IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent or the IRS at its website: www.irs.gov.

6. Transfer Taxes. The Company will pay all transfer taxes applicable to the exchange and transfer of Subordinated Notes pursuant to the Exchange Offer, except if the delivery of the Common Shares and payment of Accrued Interest is being made to, or if Subordinated Notes not tendered or not accepted for payment are registered in the name of, any person other than the holder of Subordinated Notes tendered thereby or Subordinated Notes are credited in the name of any person other than the person(s) signing the Letter of Transmittal or electronically transmitting acceptance through ATOP, as applicable; then, in such event, delivery and payment shall not be made unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

7. Irregularities. All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of tenders and withdrawals of Subordinated Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Subordinated Notes that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Subordinated Notes. A waiver of any defect or irregularity with respect to the tender of one Subordinated Note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Subordinated Notes except to the extent the Company may otherwise so provide. The Company’s interpretations of the terms and conditions of the Exchange Offer, including the instructions in this Letter of Transmittal, will be final and binding. No tender of Subordinated Notes will be deemed to have been validly made until all defects or irregularities with respect to such Subordinated Notes have been cured or waived by the Company. All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Subordinated Notes for exchange. None of the Company, the Exchange Agent, the Dealer Managers or any other person will be under any duty to give notice of any defects or irregularities in tenders of Subordinated Notes or will incur any liability for failure to give any such notice.

8. Waiver of Conditions. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Exchange Offer in the case of any Subordinated Notes tendered, in whole or in part, at any time and from time to time.

9. Requests for Assistance or Additional Copies. Questions and requests for assistance relating to the procedures for tendering Subordinated Notes and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers on the back cover of this Letter of Transmittal.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS OF SECURITIES

PAYER’S NAME: D.F. King & Co., Inc.

Name (if in joint names, list first and circle the name of the person or entity whose number you enter in Part I as provided in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”))

Business Name (Sole proprietors, see the instructions in the enclosed Guidelines)

Check appropriate box:	☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership	Exempt from backup withholding ☐
☐ Limited Liability Company. Enter the tax classification (D=disregarded entity,
C=corporation, P=partnership)
☐ Other

Address

SUBSTITUTE FORM W-9	Part I-TIN Enter your TIN in the appropriate box at right. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines). Certify by signing and dating below.	Social security number OR Employer identification number OR If awaiting TIN write “Applied For”
Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Note: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to enter.

Part II-Certification-Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions: You must cross out item (2) above if the IRS has notified you that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE , 2009

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me will be subject to a 28% backup withholding tax unless I provide a properly certified taxpayer identification number.

Signature	Date , 2009

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND CONTACT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Company.

	Give the TAXPAYER		Give the TAXPAYER
	IDENTIFICATION		IDENTIFICATION
For this type of account	number of—	For this type of account	number of—

1. An individual’s account	The individual	7. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title) (4)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	8. Corporation or LLC electing corporate status on Form 8831 account	The corporation
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	9. Association, club, religious, charitable, education, or other tax exempt organization account	The organization
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)	10. Partnership or multimember LLC not electing corporate status on Form 8832 account	The partnership
b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)	11. A broker or registered nominee	The broker or registered nominee

5. Sole proprietorship account or single owner limited liability company (“LLC”)	The owner (3)	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
6. Disregarded entity not owned by an individual	The owner

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name and you may also enter your business or “DBA” name on the “Business Name” line. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

Note:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5; Application for a Social Security Number Card, Form W-7, Application for an IRS Individual Taxpayer Identification Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service, from www.irs.gov or by calling 1-800-TAX-FORM and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501 (a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement arrangement (“IRA”), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government, or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) of the Code to non-resident aliens.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR NAME (as described above), CHECK THE APPROPRIATE BOX FOR YOUR

STATUS, CHECK THE BOX TITLED “EXEMPT FROM BACKUP WITHHOLDING,” SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6045, 6049, 6050A, and 6050N of the Code.

Privacy Act Notice—Section 6109 of the Code requires most recipients to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalties for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Number—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Exchange Agent for the Exchange Offer is:

D.F. King & Co., Inc.

By Hand, Mail, or Overnight Delivery (Registered or Certified Mail Recommended):		By Facsimile (for Eligible Institutions only):

48 Wall Street, 22nd Floor New York, New York 10005 Attn: Mark Fahey		(212) 809-8838 Attn: Mark Fahey

Confirm by Telephone: (212) 232-2228

Any questions or requests for assistance may be directed to the Information Agent at its telephone numbers as set forth below. Any requests for additional copies of the Prospectus, this Letter of Transmittal or related documents may be directed to the Information Agent. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

The Information Agent for the Exchange Offer is:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokerage Firms, Please Call: (212) 269-5550
All Others Call Toll-Free: (800) 714-3312
Email: citizens@dfking.com

Dealer Managers:

Morgan Stanley
Sole Arranger and Lead Manager

Keefe, Bruyette & Woods, Inc.